Exhibit 99.2

0 0 Q2 2022 EARNINGS PRESENTATION August 4, 2022

Disclaimers

Forward Looking Statements

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company's possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company's future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company's forward-looking statements: the outcome of any legal proceedings that may be instituted against the Company or others; the impacts of the ongoing COVID-19 pandemic; the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by other uncertain business, macroeconomic or political conditions (including the rapidly evolving conflict between Russia and the Ukraine), business, and/or competitive factors; future exchange and interest rates; and other risks and uncertainties included under "Risk Factors" in other Company filings that have been made or will be made with the Securities and Exchange Commission. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA, Adjusted EBITDA, and Non-GAAP EPS are useful to investors in evaluating the Company's financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. In addition, the Company's debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA, and Non-GAAP EPS are significant components in understanding and assessing the Company's financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to Net Income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity, and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the Appendix of this presentation for reconciliation of these non-GAAP measures to the GAAP measures used in the Company's financial statements.

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

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2 2 Key Highlights – Q2 2022 Adjusted EBITDA 1 of $40mm, 45% higher than Q2 ‘21 due to net sales momentum and a constant focus on process improvement This market cycle has created uncertainty in timing for our Arculus ramp up since some of our partners and targets have been impacted, but we remain focused on margins and managing investments to capture long - term value for our shareholders and are confident that the Arculus platform will deliver against market needs Raising 2022 full year guidance; now expect Net Sales to be in the range of $355mm to $380mm (up from $336mm to $376mm) and Adjusted EBITDA 1 to be in the range of $110mm to $120mm (up from $100mm to $110mm) Current challenges in the digital asset market, including crypto exchanges freezing or limiting withdrawals, are driving an increased need for consumers to control their private keys, and we are encouraged by recent partnerships for security, authentication, and cold storage leveraging our Arculus platform Net Sales of $97mm, 55% higher than Q2 ‘21 driven by continued strong sales execution, deep customer relationships, and growth across both domestic (+50%) and international (+71%) 1 Adjusted EBITDA is a non - GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix

Company Highlights

CompoSecure is driving strong partnership momentum across the payment card and Arculus ecosystems

Payment Cards

Traditional Banks

- Amex Delta Reserve
- Chase Hyatt Business
- Truist
- Credit Suisse
- FNBO Verizon Business

FinTechs

- X1
- Oxygen

Security
ARCULUS
Digital Authentication

FinTech & Technology Partners

- INBESTGO
- CHAINGE
- HEDGE
- MassPay
- VISA
- mastercard

Marketing & Events

- ABIresearch
- CONSENSUS by CoinDesk
- MONEY 20/20 AN ASCENTIAL COMPANY
- SuperRare

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4 4 1 American Express & JP Morgan Chase Earnings Presentations 2 Wall Street Journal – 8/2/22 3 Mintel Comperemedia – Note: Data are Estimates -60% -40% -20% 0% 20% 40% 60% 80% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 American Express JP Morgan Chase Positive Trends & Momentum across Payment Cards 1.8 1.3 1.6 2.1 1H '19 1H '20 1H '21 1H '22 CompoSecure’s Largest Customers Continue to Report Strong Growth after Pandemic Slowdown “Banks Spend Big to Boost Credit - Card Sign - Ups, Defying Recession Fears” 2 US Credit Card Solicitations (B) 3 Year over Year Purchase Volume Growth 1

5 5 Positive Trends & Momentum across Payment Cards ~40% ~60% ~50% Source: American Express Earnings Presentations (5%) YoY Card Growth + 28% + 46% + 29% + 63% + 4% + 0 % YoY Marketing & Business Development Spend Growth (35%) +43% + 59% + 86% + 140% (16%) (52%) American Express continues to report strong card acquisition numbers and investment to grow the business 2.9 2.6 2.5 1.0 1.4 1.7 2.1 2.4 2.6 2.7 3.0 3.2 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q1 '22 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 New Cards (MM) Marketing & Business Development Spend ($B) +31% +33%

6 6 29.6 34.9 42.1 49.1 56.5 63.6 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 0 10 20 30 40 50 60 70 2021E 2022F 2023F 2024F 2025F 2026F Worldwide Total Metal Cards Issued (MM) Penetration Rate of Total Payment Cards Issued ABI Research Projects Strong Metal Payment Cards Growth to Continue as Traditional Banks and FinTechs Look to Differentiate their Premium Offerings ~40% ~50% +13% YoY Growth +13% +15% +17% +21% +18% “The higher price points associated with metal cards should be considered part of its success, increasing appeal and appetite among premium customer bases” “Expansion toward other vertical payment segments, including crypto cold wallets could open up other payment vertical sub - segments” “The market ceiling for metal cards will be in the 5% to 10% range of the total Europay , Mastercard, Visa (EMV) payment card market” “Found no evidence to suggest a level of metal fatigue is taking hold” “Issuers are not looking to replace metal card customers with biometric or DCVV payment cards, instead looking toward other physical solutions related to security” Source: ABI Research – Metal Payment Card Trends, Products, and Opportunities

7 7 The Arculus Platform Offers a Broad Range of Security & Authentication Solutions Targeting a Variety of Verticals FinTechs Financial Institutions Sports & Entertainment Gaming & Gambling Crypto Exchanges NFT Marketplaces KEY VERTICALS Telecom Healthcare B2B to Consumer Security Solutions Direct to Consumer Cold Storage Solution Cold Storage Key Card for Digital Assets Arculus Wallet App Secure Authentication Cold Storage for Digital Assets Identity Verification

8 8 Payment, Security, & Authentication Solutions Payment Card Payment + Secure Authentication Card Digital Asset Cold Storage Card Digital Asset Cold Storage + Secure Authentication Card Payment + Digital Asset Cold Storage Card Secure Authentication Card HYBRID PRODUCTS CORE OFFERING Available Now Available Now Available Now Available Now Expected Available Q4 ‘22 Payment + Digital Asset Cold Storage + Secure Authentication Card Expected Available 2023 Expected Available Q3 ‘22

9 9 “Coinbase warns customers they may lose crypto if company goes bankrupt” 1 “Big crypto lender Celsius freezes all account withdrawals” 2 “ Finblox withdrawal restrictions trigger concerns from the community” 3 “Crypto lender Babel Finance freezes all account withdrawals” 4 “Hong Kong crypto platforms freeze accounts as turmoil deepens” 5 “ CoinFlex latest crypto exchange on withdrawal freeze” 6 “ CoinDCX freezes cryptocurrency withdrawals causing panic among investors” 7 “Keys lost in the Vauld : Singapore crypto exchange freezes withdrawals” 8 “ CoinLoan is the latest to limit user withdrawals” 9 “Crypto broker Voyager Digital files for bankruptcy as industry falters” 10 Crypto Winter Drives Consumer Need for Enhanced Protection of Digital Assets May 11 June 23 June 20 June 17 June 17 June 13 July 6 July 5 July 4 June 24 1 New York Post 2 The Wall Street Journal 3 CoinTelegraph 4 The Wall Street Journal 5 Nikkei Asia 6 Yahoo Finance 7 ET Now 8 CoinTelegraph 9 Coin Desk 10 The Washington Post

Arculus Capability Roadmap

	B2B to Consumer Security Solutions	Direct to Consumer Cold Storage Solutions
Delivered in Q2 '22	Payment + Authentication Card Capability	
	Access to DeFi Ecosystem through WalletConnect Integration	
	Ability to View NFTs and Securely Send, Receive, & Store Keys to NFTs	
	Cryptocurrency & Digital Asset Support Expansion	
2nd Half '22 Planned Enhancements	Launching Arculus 2.0 that will Expand Blockchain Support to Increase Digital Currency Compatibility for Crypto/NFT Cold Storage Product	
	Introducing White-Labeled Payment Card with Integrated Crypto/NFT Cold Storage Functionality	Simplifying Crypto Succession Planning Offering through Joint Wallet Solution
	Continue Enhancing SDK for Security & Authentication Capabilities	Expanding Direct to Consumer Distribution Channels to Attract Additional Segments of Target Customers

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11 11 Arculus Well Positioned for Growth Current Challenges in the Digital Asset Market Drive an Increased Need for Consumers to Control their Private Keys This Market Cycle has Created Uncertainty in Timing for Anticipated Arculus Ramp Up since some Partners and Targets have been Impacted Confident that our Arculus Platform is Well Positioned to Meet the Current & Anticipated Needs of the Market Remain Focused on Margins while Simultaneously Managing our Investments to Capture Long - Term Value for Shareholders We are Encouraged by Recent Partnerships for Security, Authentication, and Cold Storage Leveraging our Arculus Platform 1 5 4 3 2

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13 13 Q2 2022 Results Net Sales Gross Margin Adjusted EBITDA 1 Adjusted EBITDA Margin 1 Q2 ‘22 Q2 ‘21 % Change Commentary $ 97 mm 61% $ 40 mm 41% $63mm 56% $27mm 43% 55% 459bps 45% (272 bps) Increased momentum across domestic & international Process efficiencies mitigating increasing supply chain costs Excludes $35mm increase from re - valuation of earnout & warrants Includes (~$7mm) net impact from Arculus investment 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation Net Income $ 61 mm $21mm 182% $35mm increase from re - valuation of earnout & warrants

14 14 June YTD 2022 Results Net Sales Gross Margin Adjusted EBITDA 1 Adjusted EBITDA Margin 1 1H ‘22 1H ‘21 % Change Commentary $ 181 mm 59% $ 73 mm 40% $ 127 mm 55% $ 57 mm 45% 43% 443bps 29% (450 bps) Excludes $37mm increase from re - valuation of earnout & warrants Includes (~$10mm) net impact from Arculus investment 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation Net Income $88mm $ 45 mm 96% Process efficiencies mitigating increasing supply chain costs Increased momentum across traditional banks & F inTechs $37mm increase from re - valuation of earnout & warrants

15 15 Net Sales Trend In millions $46 $52 $64 $62 $70 $16 $14 $11 $22 $27 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 International Domestic $63 $66 $ 75 $84 $ 97 International Domestic 28% 72% 26% 74% 21% 79% 15% 85% 26% 74 % Domestic and international are both contributing to CompoSecure’s growth +71% Q2 ‘22 vs. Q2 ‘21 +50% Q2 ‘22 vs. Q2 ‘21

16 16 15mm 5 Earnings per Share: GAAP Basic Q2 YTD ‘22 GAAP Net Income $61mm $0.56 14.0% $8mm 1 Three months ended 6/30/22 Six months ended 6/30/22 $61mm 27.5% $17mm 2 32mm 6 $0.52 $88mm $88mm 13.6% 27.6% $12mm 3 $24mm 4 15mm 5 32mm 6 $0.80 $0.75 Source: Company Financials 1 19.9% of Operating Net Income of $65.1mm less 100% of C - Corp Costs of $4.5mm 2 34.7% of Operating Net Income of $65.1mm less 100% of C - Corp Costs of $4.5mm less Interest on Dilutive Convertible Debt of $0.8 mm 3 19.9% of Operating Net Income of $94.4mm less 100% of C - Corp Costs of $6.8mm 4 34.7% of Operating Net Income of $94.4mm less 100% of C - Corp Costs of $6.8mm less Interest on Dilutive Convertible Debt of $1.6 mm 5 Weighted Average Class A Shares of 15.1mm 6 Weighted Average Class A Shares of 15.1mm plus 4.3mm Outstanding Options (Assuming Exercise Net of Strike Price) plus 13.0mm Sh ares from Convertible Debt Conversion % of Total Net Income Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted

17 17 76mm 3 Earnings per Share: Non - GAAP Basic Q2 YTD ‘22 GAAP Net Income $61mm $0.33 100.0% $25mm 1 Three months ended 6/30/22 Six months ended 6/30/22 $61mm 100.0% $25mm 1 88mm 4 $0.29 $88mm $88mm 100.0% 100.0% $46mm 2 $46mm 2 76mm 3 88mm 4 $0.60 $0.52 Source: Company Financials 1 GAAP Net Income of $60.7mm less Additional Tax Provision of $3.9mm less Fair Value Mark to Market Change for Warrants and Ear no ut and Stock Based Compensation Adjustment of $31.4mm 2 GAAP Net Income of $87.6mm less Additional Tax Provision of $8.9mm less Fair Value Mark to Market Change for Warrants and Ear no ut and Stock Based Compensation Adjustment of $33.1mm 3 Outstanding Class A plus Class B Shares 4 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4. 3m m Options (Assuming Exercise Net of Strike Price) 5 Non - GAAP EPS is a non - GAAP financial measure. For reconciliation of Non - GAAP EPS to the most directly comparable measure prepar ed in accordance with GAAP, please see the Appendix % of Total Net Income Net Income Adjusted for Fair Value & Stock Based Comp Total Shares used in EPS Non - GAAP Earnings per Share 5 Diluted Basic Diluted

18 18 2022 Guidance Net Sales Adjusted EBITDA 1 Prior 2022E 2021 $268mm $102mm $336mm - $376mm $100mm - $110mm 1 Adjusted EBITDA is a non - GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most - comparable GAAP metric, plea se see the Appendix to this presentation $355mm - $ 380 mm $110mm - $120mm Updated 2022E +$19MM / +$4mm +$10mm / +$10mm B /( W ) vs. Prior ‘22E B /( W ) vs. Prior ‘22E Increasing full year net sales and adjusted EBITDA guidance +32% / +42% B /( W ) vs. ‘ 21 +7% / +17% B /( W ) vs. ’21

19 19 Strategic Priorities Leader in Metal Payment Cards, Security, Storage, and Authentication Technology Drive premium payment card sales through continued domestic growth, international expansion, and FinTechs Deliver innovative new card constructs and leverage our scale and existing relationships Enhance Arculus capabilities (blockchain support, payment card integration, & channel expansion) to drive adoption across key B2B verticals given demand for multi - factor authentication security solutions Optimize investment in product lines across advertising initiatives, talent, software development, and partnerships to accelerate growth Focus on process efficiencies, materials procurement, and upsell opportunities to maintain strong margins

20 20 Investor Relations Contact ir.composecure.com Anthony Piniella 908 - 898 - 8887 ir@composecure.com

21 21

Environmental Initiatives

CompoSecure continues to implement environmental projects across the manufacturing process



1st Metal Card Manufacturer to Receive ICMA EcoLabel Standard Program

Achieved ISO 14001 Certifications

Obtained Certification for UL's Environmental Claim Validation Program


CARBON NEUTRAL
CARBON NEUTRAL

Carbon Neutral in June 2022



Evaluating New Equipment to Reduce Water Consumption in Q3 2022

Continuing Waste Recycling Process



Use of Recycled Material - Stainless Steel (65%)

Investigating Recycled Polymers

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CompoSecure, Inc. (Nasdaq: CMPO)
Summary Equity Capitalization Table (with net exercise model)

As of June 30, 2022

Enterprise Value at de-SPAC was $1,179mm[1] and the current Enterprise Value is $861mm[2]

Holders	# of Shares Issued & Outstanding	# of Shares Issued & Outstanding
Public Shareholders & PIPE Investors (Class A)	9.3mm	9.3mm
Roman Sponsor (Class A)	5.8mm	5.8mm
Historic CompoSecure Owners (Class B)	61.0mm	61.0mm
Subtotal	**76.1mm**	**76.1mm**
Holders	**# of Shares Reserved for Immediately Exercisable In-The-Money Options**	**# of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise)[3]**
Merger Rollover Options	5.1mm	4.6mm
Total	**81.2mm**	**80.7mm**
Convertible Instruments	**# of Shares Reserved for Conversion**	**# of Shares Reserved for Conversion (assuming net exercise)**
Public Warrantholders[4]	11.6mm	4.2mm
Roman Sponsor Warrantholders[4]	10.8mm	3.9mm
Exchangeable Noteholders	11.3mm	11.3mm
Grand Total	**115.0mm**	**100.1mm**

Notes: The table above excludes shares which may be issued in the future for contingent "earnout", equity incentive plan, employee stock purchase plan, and 401K plan

[1] Includes Net Debt of $243mm + Convertible of $130mm. Equity of 80.6mm shares @ $10.00 price/share

[2] Includes Net Debt of $237mm + Convertible of $130mm. Equity of 80.7mm shares @ $6.13 price/share as of market close 8/3/22

[3] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[4] Assumes treasury stock method, valuation at assumed FMV of $18.00

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24 24 Balance Sheets ( Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended June 30 , 2 022 and December 31, 2021 respectively. ($mm) Q2 2022A Q4 2021 Assets Current Assets Cash & cash equivalents $13.4 $21.9 Accounts receivable, net 45.2 27.9 Inventories 28.7 25.8 Prepaid expenses and other Current assets 3.7 2.6 Total Current Assets 91.1 78.3 Property and equipment, net 21.1 22.2 Deferred tax assets 24.8 25.7 Other assets 14.9 5.3 Total Assets $151.9 $131.4 Liabilities and Stockholders Equity Current Liabilities Accounts payable $6.9 $7.1 Accrued expenses 26.2 39.8 Other current liabilities 1.7 1.1 Current portion of long-term debt 5.0 12.5 Total Current Liabilities 39.7 60.5 Long-term debt, net of deferred finance costs 224.8 233.1 Line of credit 25.0 15.0 Convertible Debt, net of debt discount 127.7 127.4 Other liabilities 69.8 102.9 Total Liabilities $487.0 $539.0 Stockholders Equity (335.1) (407.6) Total Liabilities and Stockholders Equity $151.9 $131.4

25 25 Statements of Operations (Unaudited) Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the quarters ended June 30 , 2 022 and 2021 respectively ($mm) YTD Jun 2022A YTD Jun 2021A Revenue Net Sales $181.4 $126.5 Cost of Sales (73.8) (57.0) Gross Profit $107.6 $69.4 Operating Expenses Selling, general and administrative (43.2) (18.8) Income from operations $64.4 $50.6 Other expense Other income (expense), net 23.2 (5.9) Net Income $87.6 $44.7

26 26 Statements of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the quarters ended June 30, 2022 and 2021 respectively $37mm Impact ($mm) YTD Jun 2022A YTD Jun 2021A Cash flows from operating activities Net income $87.6 $44.7 Depreciation 4.6 5.2 Equity compensation expense 4.0 0.8 Inventory reserve 0.0 0.0 Amortization of deferred finance costs 1.3 0.8 Warrant Liability Revaluation (18.0) 0.0 Earnout Revaluation (19.0) 0.0 Accounts receivable (17.3) (20.5) Inventories (2.9) (0.2) Prepaid expenses and other assets (1.1) (0.5) Other liabilities 2.2 (5.1) Accrued expenses 10.3 2.1 Net cash provided by operating activities $51.4 $27.2 Cash flows rom investing activities Acquisition of property and equipment (3.5) (1.3) Net cash used in investing activities ($3.5) ($1.3) Cash flows from financing activities Business combination and PIPE financing Proceeds from line of credit 10.0 Payment of line of credit (5.0) Proceeds from term loan Payment of term loan (16.9) (12.0) Distributions Deferred finance costs related to debt origination Issuance cost related to business combination (23.8) Tax Distribution to members (25.7) (14.6) Net cash used in financing activities ($56.4) ($31.6) Net increase (decrease) cash, cash equivalents and restricted cash (8.6) (5.6) Cash, cash equivalents and restricted cash, beginning of year $21.9 $13.4 Cash, cash equivalents and restricted cash, end of year $13.4 $7.8 Supplementary disclosure of cash flow information Cash paid during the year for interest 9.6 5.1 Derivative asset - interest rate swap 5.6

27 27 Source: Company financials Non - GAAP Adjusted EBITDA Reconciliation (Unaudited) 1 2 Non - Cash Stock Option Expense : Non - cash stock option expenses related to the executive incentive plan Non - Cash Mark to Market Adjustments: Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets 1 2 $mm Q2 2022A Q2 2021A YTD Jun 2022AYTD Jun 2021A Net Income $60.7 $21.5 $87.6 $44.7 Interest Expense 5.5 2.9 10.5 5.9 Depreciation and Amortization 2.2 2.6 4.6 5.2 Taxes 2.8 3.3 Unadjusted EBITDA $71.2 $27.0 $106.0 $55.8 Non-Cash Stock Comp Expense 3.0 0.3 4.0 0.8 Mark to Market Adjustments -34.6 -37.0 Total EBITDA Adjustments ($31.6) $0.3 ($33.0) $0.8 Adjusted EBITDA $39.7 $27.3 $73.0 $56.6 Adjusted EBITDA % 40.8% 43.5% 40.2% 44.7%

28 28 Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Assumes exercise net of strike price, valuation at assumed FMV of $10.00 Non - GAAP EPS Reconciliation (Unaudited) ($mm) BASIC  DILUTED BASIC  DILUTED GAAP Net Income $60.7 $60.7 $87.6 $87.6 Add back tax provision 2.8 2.8 3.3 3.3 Tax Provision on 100% of Taxable Income -6.7 -6.7 -12.2 -12.2 Adjusted Net Income $56.8 $56.8 $78.7 $78.7 Fair Value and Stock Based Compensation Adjustment -$31.4 -$31.4 -$33.1 -$33.1 Adjusted Net Income $25.4 $25.4 $45.7 $45.7 Class A + Class B Shares 76.0 76.0 76.0 76.0 Public & Private Warrants 1 - 8.1 - 8.1 Options 2 - 4.3 - 4.3 Total Shares 76.0 88.4 76.0 88.4 Non-GAAP EPS $0.33 $0.29 $0.60 $0.52 Three months ended 6/30/2022 Six months ended 6/30/2022